UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2024

C3.AI, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39744	26-3999357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Seaport Blvd Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)

(650) 503-2200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	AI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Officer

On July 31, 2024, Merel Witteveen, who had been serving as the Interim Chief Operating Officer of C3.ai, Inc. (the “Company”), was appointed as Senior Vice President, Operations, effective immediately.

Ms. Witteveen, age 39, has previously served as the Company’s Interim Chief Operating Officer, since June 2024 and Group Vice President, Alliances, since November 2022, and has worked at the Company in various roles since August 2016, including Director, Products; Senior Director, Products; Vice President, Marketing; Vice President, Products and Product Operations; and Vice President, Alliances. Prior to joining the Company, Ms. Witteveen worked at McKinsey & Company. Ms. Witteveen holds a Bachelor of Science degree from the University of Amsterdam, a Master of Science degree from Utrecht University and a Master of Business Administration degree from Stanford University.

In connection with her appointment as Senior Vice President, Operations, the Company and Ms. Witteveen have entered into an amended offer letter, pursuant to which Ms. Witteveen will receive an annual base salary of $450,000 and will have a target bonus opportunity of 50% of her base salary. In addition, Ms. Witteveen will also receive an award under the Company’s Amended and Restated 2020 Equity Incentive Plan of 40,000 restricted stock units, which will vest over a five-year period.

There are no arrangements or understandings between Ms. Witteveen and any other persons pursuant to which she was selected as Senior Vice President, Operations. There are no family relationships between Ms. Witteveen and any director or executive officer of the Company, and there are no transactions between Ms. Witteveen and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

The foregoing description is qualified in its entirety by reference to Ms. Witteveen’s amended offer letter with the Company, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2024.

Section 16 Officer Transition

On August 1, 2024, Ed Abbo, President and Chief Technology Officer, became Executive Vice President and Chief Technology Officer, continuing to report to Mr. Siebel, our Chairman and Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C3.ai, Inc.

Dated: August 6, 2024

	By:	/s/ Thomas M. Siebel
Thomas M. Siebel
Chief Executive Officer and Chairman of the Board of Directors